UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

PATRIOT NATIONAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 203-251-8230

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2020, Brent M. Ciurlino tendered his resignation, effective as of May 18, 2020, as an independent Director of Patriot National Bancorp, Inc. (the “Company”) and Patriot Bank, N.A. (“Patriot Bank”), a wholly-owned subsidiary of the Company. Mr. Ciurlino’s resignations resulted from his acceptance of a management position with another bank, and were not as a result of any disagreements with the Company and Patriot Bank regarding their operations, policies or practices.

Mr. Ciurlino has accepted a position as Chief Risk Officer of an unaffiliated bank as of May 18, 2020 and is therefore required under Federal law (the Depository Institution Management Interlocks Act) to resign from his board positions with the Company and Patriot Bank.

Mr. Ciurlino, a former banker and senior regulator, joined the Board of the Company and Patriot Bank in October 2018, at which time the Company was building its Small Business Administration (SBA) Lending business. Mr. Ciurlino, as a former Director of the Office of Credit and Risk Management of the SBA, brought significant expertise and assisted Patriot Bank in establishing its SBA lending platform and strengthening overall compliance processes. He served with distinction and will continue to be available as a resource for Patriot Bank, provided no conflicts are triggered with any regulatory agency or his new employer.

A copy of Mr. Ciurlino’s resignation letter is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Letter of Resignation of Brent M. Ciurlino, dated May 13, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Date: May 15, 2020	By:	/s/ Michael A. Carrazza
		Name:	Michael A. Carrazza
		Title:	Chairman and Chief Executive Officer